      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


I,  Steven Vestergaard, certify, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report on Form 10-KSB of Destiny Media Technologies Inc. for the year ended August 31, 2002 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Annual Report on Form 10-KSB fairly presents in all material respects the financial condition and results of operations of Destiny Media Technologies Inc.




                                   By:      /s/ Steven Vestergaard
                                            ------------------------------------

                                   Name:    Steven Vestergaard

                                   Titles:  Chief Executive Officerand
                                            Chief Financial Officer

                                   Date:    November 27, 2002